Exhibit 99.1

Ticker: TRN BB&T Transportation Services Conference February 2006

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity Reports its Financials in Five Business Segments Construction Products Group Energy Equipment Group Inland Barge Group Rail Group Rail Leasing and Management Services Group

Trinity Business Highlights 17 Market Leadership Positions One of the leading providers in all business units Strong Product Demand Drivers Passage of the Federal Highway Bill Passage of the Energy Bill Low interest rates provide attractive financing environment for customers Replacement cycle conditions Building a Strong Earnings Base Growing railcar lease fleet Strong construction business Barge backlog at $285 million Strong rail backlog allows for focus on reducing costs Focused on Low Cost Production Existing Mexico production facilities New Sabinas, Mexico railcar facility - begins production in 2006

Construction Products Group - Revenues up 13% in LTM 9/05 LTM 9/05 Revenue Mix Nationwide producer of Highway Safety products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects Outlook positive Consistent contributor to cash flow 2003 2004 LTM 9/05 Operating Profit 37.48 40.437 56.34 Highway Safety 200.9 Other 96.7 Concrete & Aggregates 341.8

Energy Equipment Group - Tank Containers Primary tanks are liquefied petroleum gas containers (LPG) Customers include industrial plants, utilities, small businesses, residential homes and propane gas distributors Full range of products from small motor fuel tanks to large 120,000 gallon storage tanks Consistent and mature business We have taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Residential LPG Tank Industrial LPG Tank

Wind Tower Structures - Trinity's Newest Growth Product 2002 2003 2004 2005P 2006P 2007P Megawatts 410 1687 389 2600 3000 3500 Trinity builds wind towers for use in turbines Market leader in Texas Recent passage of Energy Bill extended tax credits for two years, to 2007 Major supplier to GE Converted Trinity plants previously idled during last cyclical downturn U.S. wind power slated to grow with emphasis on renewable energy sources sources sources sources sources sources sources sources sources sources sources sources sources

Market Trinity 2001 669 417 6/24/1905 613 492 2003 399 303 2004 519 396 Trinity Has an Excellent Market Position Trinity's Inland Barge Group is Poised for Growth Products include Hopper Barges and Tank Barges Revenues up 11% in LTM 9/05 Profitability dramatically improved Trinity Backlog of $285MM at 9/05 vs. $115MM at 9/04 Replacement demand driver: 6,800 out of 17,600 hopper barges, or 39%, are 21+ years old 1,700 out of 2,700 tank barges, or 62%, are 21+ years old Tank Barges Hopper Barges Transports grain & coal Transports liquids Market Trinity 2001 85 53 6/24/1905 74 48 2003 76 47 2004 101 49 Market Trinity

Trinity's North American Railcar Portfolio AUTO RACKS TANK CARS LG. COVERED HOPPERS COAL CARS MILL GONDOLAS BOX CARS INTERMODALS SMALL HOPPER/PD'S REFRIGERATED BOX CARS Trinity has the widest range of railcars in the Industry

Significant Consolidation in North American Railcar Industry 30 Competitors in 1980 2002 272 10 27.96 10 ff 10 10 10 60 5 Major Competitors to Trinity in 2005 Primary competitors ACF Industries Berwick Bethlehem FMC Hawkner Siddeley National Steelcar Union Tank Car DIFCO GATX Greenville Steel Car Ortner Freight Car Pullman Standard Portec Thrall Car United American Whitehead & Kales Railcar OEM's in 2005 American Railcar Industries FreightCar America Greenbrier National Steelcar (Canada) Union Tank Car

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 46871 2005 68612 2006P 70525 2007P 63525 2008P 59125 2009P 59500 2010P 60350 40 Years of Industry Railcar Shipments Major industry Consolidation after the peak in the late 1970's. Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and EPA reports 1,211,000 railcars = 60,500 cars per year avg. 1964-1983 25 years from peak 731,000 railcars = 36,500 cars per year avg. 1984-2003 63,500 cars per year avg. 2005 - 2010P A look at two 20-year periods of time:

Leasing complements product offering (one stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Strategic Position Operating Benefits Financial Results Formed in 1979 Trinity Leasing's capabilities provide the following advantages: Trinity's Rail Leasing and Management Services Group

Lease Fleet Financing Strategy and Funding Process Transitional Stage Short-Term Financing Long-Term Financing Portfolio Management Completed railcars sold to Trinity Leasing Railcars financed in term out at F.M.V. Railcars financed in Warehouse Facility TILC manages financed railcar fleet Strategic Fleet Sales

Trinity's Conservative Balance Sheet Debt to Total Capital ratio of 36% at September 30, 2005 Debt is segregated into two categories: Corporate/Manufacturing Debt: $350MM revolver, with no borrowings at September 30, 2005 $300MM aggregate principal amount of 6.5% senior notes due 2014 Leasing Debt: Short term financing $300MM warehouse, $90MM of which was available as of September 30, 2005 Was increased to $375MM in October, 2005 Long-term debt financing $130MM in Equipment Trust Certificates $580MM in off balance sheet financing (PV) Leasing Debt to Book Value of Fleet: 48%

Rail Products 1828 Railcar Leasing & Mgmt 183 Construction Products 639 Inland Barge 216 Energy Equipment 212 Other 40 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Trinity's Revenue Mix LTM 9/05 Revenue: $2.75 billion - 38% LTM growth

Trinity's Business Segment Growth Last Twelve Months Ended Last Twelve Months Ended Last Twelve Months Ended (in $millions) 9/30/03 9/30/04 9/30/05 2-Yr Growth Consolidated $1,368 $1,985 $2,748 +101% Key Growth Areas Rail $655 $1,090 $1,828 +179% Construction Products 474 565 639 +35% Inland Barge 175 194 216 +23% Energy Equipment 127 140 212 +67% Revenues

Trinity's Earnings Release Schedule Fourth Quarter Earnings Press Release March 1 (after market close) Fourth Quarter Earnings Conference Call March 2 11:00 am Eastern Time